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                                                                      EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Five (Portion Relating to the Seasons Variable Annuity) of Anchor National Life Insurance Company of our report dated January 31, 2001, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated June 27, 2001, relating to the financial statements of Variable Annuity Account Five (Portion Relating to the Seasons Variable Annuity), which appear in such Statement of Additional Information and to the incorporation by reference of our reports into the Prospectus of Variable Annuity Account Five (Portion Relating to the Seasons Variable Annuity), which constitutes part of this registration statement. We consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Five (Portion Relating to the Seasons Select II Variable Annuity) of Anchor National Life Insurance Company of our report dated January 31, 2001, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated June 27, 2001, relating to the financial statements of Variable Annuity Account Five (Portion Relating to the Seasons Select II Variable Annuity), which appear in such Statement of Additional Information and to the incorporation by reference of our reports into the Prospectus of Variable Annuity Account Five (Portion Relating to the Seasons Select II Variable Annuity), which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectuses and to the reference to us under the heading "Financial Statements" in such Statements of Additional Information.




PricewaterhouseCoopers LLP
Los Angeles, California
July 26, 2001